UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2014

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2014, subsequent to the election of Donald F. Robillard, Jr. as a director by the stockholders of Cheniere Energy, Inc. (the “Company”) as discussed in Item 5.07 below, the Board of Directors (the "Board") of the Company appointed Mr. Robillard as a member of the Board.

Upon his appointment to the Board, Mr. Robillard became entitled to compensation payable to non-employee directors elected to the Board. Non-employee directors of the Company currently receive compensation of $180,000, payable 100% in restricted stock or 50% in restricted stock and 50% in cash at the director’s election, for service for the period from the current year’s annual meeting of stockholders through the next year’s annual meeting of stockholders. In addition, as a new non-employee director, Mr. Robillard received a grant of restricted stock of the Company with a value equal to $313,920, which vests ratably 25% per year over a four year period.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on September 11, 2014, with 197,454,968 shares of the Company's common stock present or represented by proxy at the meeting. This represented nearly 83% of the Company's shares of common stock outstanding as of the record date of the meeting. Three proposals, as described in the Company's Proxy Statement dated July 28, 2014 (the “2014 Proxy Statement”), were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Number of Abstentions	Number of Broker Non-Votes
Charif Souki	157,156,771	6,533,875	476,066	33,288,256
Vicky A. Bailey	109,970,063	53,857,886	338,763	33,288,256
G. Andrea Botta	160,181,009	3,638,949	346,754	33,288,256
Keith F. Carney	110,204,213	53,611,325	351,174	33,288,256
David I. Foley	160,189,903	3,632,828	343,981	33,288,256
Randy A. Foutch	124,554,070	39,269,294	343,348	33,288,256
David B. Kilpatrick	110,421,742	53,374,998	369,972	33,288,256
Donald F. Robillard, Jr.	161,057,604	2,769,448	339,660	33,288,256
Neal A. Shear	161,052,176	2,779,015	335,521	33,288,256
Heather R. Zichal	160,536,631	3,272,670	357,411	33,288,256

Each of the nominated directors was elected as a director to serve for a one-year term until the 2015 annual meeting of stockholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2013

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
75,981,397	87,669,193	516,122	33,288,256

In an advisory and non-binding vote, the stockholders did not approve the compensation paid for 2013 to the Company's executive officers named in the Summary Compensation Table, as disclosed in the 2014 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
194,181,418	2,650,637	622,913	—

The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	September 17, 2014	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Senior Vice President and
Chief Financial Officer